                                                       Total Number of Pages:  3
                                                                              --



                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: April 19, 1999


                        Commission File Number:  0-26208


================================================================================


                                KERAVISION, INC.

             (Exact name of Registrant as specified in its Charter)


     DELAWARE                                               77-0328942
(State of Incorporation)                                 (I.R.S. Employer
                                                        Identification No.)


                              48630 MILMONT DRIVE
                               FREMONT, CA  94538
                    (Address of principal executive offices)


                                 (510) 353-3000
                        (Registrant's telephone number)

ITEM 5.  OTHER EVENTS

   On April 12, 1999, KeraVision, Inc. announced FDA Grants Pre-market Approval (PMA) to Intacs, KeraVision's Non-Laser Option for treating Myopia. Further details regarding this announcement are contained in the Company's new release dated April 12, 1999, attached as exhibit hereto and incorporated reference herein.

   On April 12, 1999, KeraVision, Inc. annouced that Keravision and Aris
Sign Agreement to Offer Intacs in Four Markets. Further details regarding this announcement are contained in the Company's new release dated April 12, 1999, attached as exhibit hereto and incorporated reference herein.

   On April 12, 1999, KeraVision, Inc. annouced that Keravision and Novamed Sign Agreement to Offer Intacs in Five Metropolitan Markets. Further details regarding this announcement are contained in the Company's new release dated April 12, 1999, attached as exhibit hereto and incorporated reference herein.

   On April 14, 1999, KeraVision, Inc. Presented One-Year Clinical Data On Intacs for Hyperopia. Further details regarding this announcement are contained in the Company's new release dated April 14, 1999, attached as exhibit hereto and incorporated reference herein.

   On April 15, 1999, KeraVision, Inc. annouced Sales of KeraVision Intacs Begin; Non-Laser Surgical Option For Treating Myopia Represents a New Category of Vision Correction. Further details regarding this annoucement are contained in the Company's new released dated April 15, 1999, attached as exhibit hereto and incorporated reference herein.

   On April 15, 1999, KeraVision, Inc. annouced Distribution Deal With Laser Vision Centers, Inc. For Intacs Treatment in 40 States. Further details regarding this annoucement are contained in the Company's new released dated April 15, 1999, attached as exhibit hereto and incorporated reference herein.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)   Exhibits:

                  99.16 KeraVision, Inc. News Release dated April 12, 1999

                  99.17 KeraVision, Inc. News Release dated April 12, 1999

                  99.18 KeraVision, Inc. News Release dated April 12, 1999

                  99.19 KeraVision, Inc. News Release dated April 14, 1999

                  99.20 KeraVision, Inc. News Release dated April 15, 1999

                  99.21 KeraVision, Inc. News Release dated April 15, 1999

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    KERAVISION, INC.



                                    /s/Mark Fischer-Colbrie
                                    -----------------------
                                    Mark Fischer-Colbrie
                                    Vice President, Finance and
                                    Administration and Chief Financial
                                    Officer(Principal Financial and
                                    Accounting Officer)


Date: April 19, 1999


                                       3